AXP(SM)
                                                                   Equity Select
                                                                           Fund

                                                          1999 SEMIANNUAL REPORT


(picture of) magnifying glass

The goal of AXP Equity Select Fund is growth of capital.


AMERICAN EXPRESS Financial Advisors

Distributed by American Express Financial Advisors Inc.

Budding Blue Chips

When most people think of stocks, they tend to focus on the notable names in American business -- the blue chips, as they're known. But there's another group of companies that though smaller and less well-known, boast impressive business histories. These mid-sized companies, which we call "budding blue chips," are the foundation of Equity Select Fund. Often, they enjoy a dominant position in their business. For an investor, this means an opportunity to participate in the growth that's likely for these companies and the potential for rising stock prices.


CONTENTS
From the Chairman                                        3
From the Portfolio Manager                               4
Fund Facts                                               5
The 10 Largest Holdings                                  6
Financial Statements                                     7
Notes to Financial Statements                           10
Investments in Securities                               18

(picture of) Arne H. Carlson
Arne H. Carlson
Chairman of the board

From the Chairman

American Express(R) Funds held shareholder meetings in June 1999. Shareholders approved all of the proposals advanced by management. Among the proposals were:

o The election of members to the board of directors and the selection of KPMG LLP as independent auditor.

o A change in the Fund's name from "IDS" to "AXP."

o A new shareholder service and distribution plan.

o A change in the investment management services agreement.

o Changes with respect to fundamental investment policies.

No other business was presented at the meeting, which was concluded by a report to shareholders from the Investment Department of American Express Financial Corporation.

Thanks to all of you for your effort in reviewing the proxy material and voting your proxies.



Arne H. Carlson

(picture of) Betty J. Tebault
Betty J. Tebault
Portfolio manager

From the Portfolio Manager

AXP Equity Select Fund had a productive first half of its fiscal year, as it took advantage of a rebounding stock market. For the six months -- December 1998 through May 1999 -- the total return for the Fund's Class A shares was 15.59%. (A portion of the return came in the form of a capital gain, which was paid to shareholders in December 1998 and reduced the Fund's net asset value by the same amount at that time. It did not, however affect the total return.)

The period could hardly have gotten off to a better start. Buoyed by three reductions in short-term interest rates by the Federal Reserve during the fall, as well as ongoing economic strength and continued reports of low inflation, the stock market responded with a December surge that saw the Fund gain nearly 12%.

The rest of the winter, however, was a different story, as stocks reversed direction in the face of rising long-term interest rates. But the market and the Fund got back on track in the spring to finish the period on a positive note.


LARGE-CAPS LEAD
For the most part, the market's gains were once again driven by a relatively small number of large-capitalization growth stocks. While that generally worked to the disadvantage of the Fund, whose main emphasis is mid-cap stocks, the portfolio did include some large-cap names such as Cisco Systems, America Online and Safeway that made healthy contributions to performance.

As for changes to the holdings, I did a fair amount of stock-trading in order to bring the Fund more firmly into the mid-cap category. This re-positioning effort included the addition of some biotechnology, electronics and Internet-related stocks, sectors that were previously under-represented in the portfolio. Looking at sector exposures at period-end, the largest were multi-industry, health care and technology. But there were several other sectors with substantial investments as well, including telecommunications equipment, retailing and media. All in all, the mix represented quite a well-diversified group of holdings.

In addition to focusing mainly on mid-cap issues, I tried to bring a somewhat more industrial flavor to the portfolio. This effort is based on my expectation that the remarkable strength of the U.S. economy will continue and that foreign economies, particularly in the developing countries, will begin to recover. Ultimately, this should lead to improved business for industrial companies. At this writing (mid-June), the stock market has already begun to acknowledge this possibility by broadening out -- that is, bidding up prices on a wider variety of stocks beyond the high-flying large-cap names that have been the darlings of recent years. I think that's a healthy trend, and one that could work in the Fund's favor during the rest of the fiscal year.



Betty J. Tebault

Fund Facts

Class A -- 6-month performance
(All figures per share)

Net asset value (NAV)
May 31, 1999                                                 $15.18
Nov. 30, 1998                                                $14.59
Increase                                                     $ 0.59

Distributions -- Dec. 1, 1998 - May 31, 1999
From income                                                  $ 0.01
From capital gains                                           $ 1.51
Total distribution                                           $ 1.52
Total return*                                               +15.59%**

Class B -- 6-month performance
(All figures per share)

Net asset value (NAV)
May 31, 1999                                                 $14.84
Nov. 30, 1998                                                $14.34
Increase                                                     $ 0.50

Distributions -- Dec. 1, 1998 - May 31, 1999
From income $  0.00
From capital gains                                           $ 1.51
Total distribution                                           $ 1.51
Total return*                                               +15.15%**

Class Y -- 6-month performance
(All figures per share)

Net asset value (NAV)
May 31, 1999                                                 $15.20
Nov. 30, 1998                                                $14.60
Increase                                                     $ 0.60

Distributions -- Dec. 1, 1998 - May 31, 1999
From income                                                  $ 0.01
From capital gains                                           $ 1.51
Total distribution                                           $ 1.52
Total return*                                               +15.63%**

* The prospectus discusses the effect of sales charges, if any, on the various classes.

** The total return is a hypothetical investment in the Fund with all distributions reinvested.

The 10 Largest Holdings

                                      Percent                  Value
                                 (of net assets)        (as of May 31, 1999)
 Tyco Intl                             6.82%                $87,733,237
 Immunex                               4.44                  57,039,374
 America Online                        3.77                  48,466,249
 Martin Marietta Materials             2.40                  30,912,688
 Comcast Special Cl A                  2.09                  26,949,999
 Estee Lauder Cl A                     2.09                  26,873,125
 Starbucks                             2.04                  26,202,313
 Cisco Systems                         1.99                  25,585,624
 Tower Automotive                      1.97                  25,368,375
 Danaher                               1.94                  24,900,250

For further detail about these holdings, please refer to the section entitled "Investments in Securities."


(icon of)pie chart
                                    The 10 holdings listed here
                                    make up 29.55% of net assets



Financial Statements

Statement of assets and liabilities
AXP Equity Select Fund, Inc.

May 31, 1999 (Unaudited)

Assets
Investments in securities, at value (Note 1)
    (identified cost $933,534,549)                                                                      $1,335,126,192

Cash in bank on demand deposit                                                                                 103,630
Dividends and accrued interest receivable                                                                      310,000
Receivable for investment securities sold                                                                    8,850,069
U.S. government securities held as collateral (Note 4)                                                         933,032
                                                                                                               -------
Total assets                                                                                             1,345,322,923
                                                                                                         -------------

Liabilities
Payable for investment securities purchased                                                                 10,569,878
Payable upon return of securities loaned (Note 4)                                                           48,766,232
Accrued investment management services fee                                                                      17,864
Accrued distribution fee                                                                                         2,201
Accrued service fee                                                                                              6,135
Accrued transfer agency fee                                                                                      3,061
Accrued administrative services fee                                                                              1,258
Other accrued expenses                                                                                          52,355
                                                                                                                ------
Total liabilities                                                                                           59,418,984
                                                                                                            ----------
Net assets applicable to outstanding capital stock                                                      $1,285,903,939
                                                                                                        ==============

Represented by
Capital stock-- $.01 par value (Note 1)                                                                 $      848,802
Additional paid-in capital                                                                                 831,065,244
Investment loss-- net                                                                                       (1,577,409)
Accumulated net realized gain (loss)                                                                        51,327,674
Unrealized appreciation (depreciation) on investments (Note 6)                                             404,239,628
                                                                                                           -----------
Total-- representing net assets applicable to outstanding capital stock                                 $1,285,903,939
                                                                                                        ==============
Net assets applicable to outstanding shares:                      Class A                               $1,175,836,805
                                                                  Class B                               $  108,641,063
                                                                  Class Y                               $    1,426,071
Net asset value per share of outstanding capital stock:           Class A shares        77,467,124      $        15.18
                                                                  Class B shares         7,319,201      $        14.84
                                                                  Class Y shares            93,843      $        15.20


See accompanying notes to financial statements.


Statement of operations
AXP Equity Select Fund, Inc.

Six months ended May 31, 1999 (Unaudited)

Investment income
Income:
Dividends                                                                                                 $  1,847,661
Interest                                                                                                     2,396,863
                                                                                                             ---------
Total income                                                                                                 4,244,524
                                                                                                             ---------
Expenses (Note 2):
Investment management services fee                                                                        $  3,210,149
Distribution fee-- Class B                                                                                     345,893
Transfer agency fee                                                                                            431,080
Incremental transfer agency fee
    Class A                                                                                                     44,610
    Class B                                                                                                     13,680
Service fee
    Class A                                                                                                    962,398
    Class B                                                                                                     80,417
    Class Y                                                                                                        312
Administrative services fees and expenses                                                                      227,902
Compensation of board members                                                                                    5,793
Custodian fees                                                                                                  59,152
Printing and postage                                                                                           106,321
Registration fees                                                                                               65,414
Audit fees                                                                                                      13,125
Other                                                                                                           10,954
                                                                                                                ------
Total expenses                                                                                               5,577,200
    Earnings credits on cash balances (Note 2)                                                                 (19,705)
                                                                                                               -------
Total net expenses                                                                                           5,557,495
                                                                                                             ---------
Investment income (loss) -- net                                                                             (1,312,971)
                                                                                                            ----------

Realized and unrealized gain (loss) -- net
Net realized gain (loss): on security transactions (Note 3)
    Security transaction (Note 3)                                                                           48,673,310
    Financial futures contracts                                                                              7,690,932
                                                                                                             ---------
Net realized gain (loss) on investments                                                                     56,364,242
Net change in unrealized appreciation (depreciation) on investments                                        119,195,415
                                                                                                           -----------
Net gain (loss) on investments                                                                             175,559,657
                                                                                                           -----------
Net increase (decrease) in net assets resulting from operations                                           $174,246,686
                                                                                                          ============

See accompanying notes to financial statements.



Statements of changes in net assets
AXP Equity Select Fund, Inc.
                                                                                       May 31, 1999       Nov. 30, 1998
                                                                                     Six months ended       Year ended
                                                                                       (Unaudited)

Operations and distributions
Investment income (loss)-- net                                                    $     (1,312,971)   $      2,203,311
Net realized gain (loss) on security transactions                                       56,364,242         111,333,675
Net change in unrealized appreciation (depreciation) on investments                    119,195,415         (12,065,803)
                                                                                       -----------         -----------
Net increase (decrease) in net assets resulting from operations                        174,246,686         101,471,183
                                                                                       -----------         -----------
Distributions to shareholders from:
Net investment income
        Class A                                                                           (818,451)         (2,213,891)
        Class B                                                                             (2,958)                 --
        Class Y                                                                               (222)             (1,333)
Net realized gain
        Class A                                                                       (107,848,773)       (151,902,168)
        Class B                                                                         (8,474,927)         (6,721,184)
        Class Y                                                                            (28,019)            (59,447)
                                                                                           -------             -------
Total distributions                                                                   (117,173,350)       (160,898,023)
                                                                                      ------------        ------------

Capital share transactions (Note 5)
Proceeds from sales
    Class A shares (Note 2)                                                            359,791,438         446,090,799
    Class B shares                                                                      25,382,266          42,854,833
    Class Y shares                                                                       1,179,953             221,131
Reinvestment of distributions at net asset value
    Class A shares                                                                     100,503,589         144,067,046
    Class B shares                                                                       8,388,600           6,675,867
    Class Y shares                                                                          28,241              60,781
Payments for redemptions
    Class A shares                                                                    (380,930,448)       (465,714,055)
    Class B shares (Note 2)                                                             (8,905,784)         (8,948,681)
    Class Y shares                                                                        (222,136)           (250,873)
                                                                                          --------            --------
Increase (decrease) in net assets from capital share transactions                      105,215,719         165,056,848
                                                                                       -----------         -----------
Total increase (decrease) in net assets                                                162,289,055         105,630,008
Net assets at beginning of period                                                    1,123,614,884       1,017,984,876
                                                                                     -------------       -------------
Net assets at end of period                                                         $1,285,903,939      $1,123,614,884
                                                                                    ==============      ==============
Undistributed (excess of distributions over) net investment income                  $   (1,577,409)     $      557,193
                                                                                    --------------      --------------

See accompanying notes to financial  statements.

Notes to Financial Statements

AXP Equity Select Fund, Inc.
(Unaudited as to May 31, 1999)


1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The Fund is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund has 10 billion authorized shares of capital stock. The Fund invests primarily in moderate growth stocks.

The Fund offers Class A, Class B and Class Y shares.

o Class A shares are sold with a front-end sales charge.
o Class B shares may be subject to a contingent deferred sales charge and automatically convert to Class A shares during the ninth calendar year of ownership.
o Class Y shares have no sales charge and are offered only to qualifying institutional investors. All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fee and service fee (class specific expenses) differs among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates
Preparing  financial  statements that conform to generally  accepted  accounting
principles   requires   management  to  make  estimates  (e.g.,  on  assets  and
liabilities) that could differ from actual results.

Valuation of securities
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions
To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions
To gain exposure to or protect itself from market changes the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes
The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders
Dividends from net investment income, declared and paid each calendar quarter, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

Other
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including level-yield amortization of premium and discount, is accrued daily.

2. EXPENSES AND SALES CHARGES
The Fund has agreements with American Express Financial Corporation (AEFC) to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.53% to 0.40% annually. Effective July 1, 1999, the management fee will increase to 0.60% to 0.48% annually. The fee is adjusted upward or downward by a performance incentive adjustment based on the Fund's average daily net assets over a rolling twelve-month period measured against the change in the Lipper Growth and Income Fund Index. The maximum adjustment is 0.08% of the Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference is less than 1%, the adjustment will be zero. The adjustment increased the fee by $125,347 for the six months ended May 31, 1999.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.04% to 0.02% annually. Additional administrative service expenses paid by the Fund are office expenses, consultants' fees and compensation of officers and employees. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19
o  Class B $20
o  Class Y $17

Under terms of a prior agreement that ended Jan. 31, 1999, the Fund paid a transfer agency fee at an annual rate per shareholder account of $15 for Class A and $16 for Class B. Under terms of a prior agreement that ended March 31, 1999, the Fund paid a transfer agency fee at an annual rate per shareholder account of $15 For Class Y.

The Fund has agreements with American Express Financial Advisors Inc. for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate of 0.75% of the Fund's average daily net assets attributable to Class B shares. Effective July 1, 1999, the Fund will pay a distribution fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% of the Fund's average daily net assets attributable to Class B shares.

Under a Shareholder Service Agreement, the Fund pays a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.175% of the Fund's average daily net assets attributable to Class A and Class B shares and 0.10% of the Fund's average daily net assets attributable to Class Y shares. Effective July 1, 1999, the Fund will convert the Shareholder Service Agreement with respect to Class A and Class B shares into the Plan and Agreement of Distribution discussed above.

Sales charges received by American Express Financial Advisors Inc. for distributing Fund shares were $784,676 for Class A and $44,187 for Class B for the six months ended May 31, 1999. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

During the six months ended May 31, 1999, the Fund's custodian and transfer agency fees were reduced by $19,705 as a result of earnings credits from overnight cash balances.


3. SECURITIES TRANSACTIONS
Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $594,697,596 and $545,577,600, respectively, for the six months ended May 31, 1999. Realized gains and losses are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with AEFC were $121,560 for the six months ended May 31, 1999.


4. LENDING OF PORTFOLIO SECURITIES
As of May 31, 1999, securities valued at $47,100,816 were on loan to brokers. For collateral, the Fund received $47,833,200 in cash and U.S. government securities valued at $933,032. Income from securities lending amounted to $102,406 for the six months ended May 31, 1999. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.


5. CAPITAL SHARE TRANSACTIONS
Transactions in shares of capital stock for the periods indicated are as follows:

                                                                        Six months ended May 31, 1999
                                                          Class A                    Class B                  Class Y
Sold                                                    24,490,599                 1,755,543                  80,740
Issued for reinvested distributions                      7,325,335                   623,180                   2,057
Redeemed                                               (25,876,440)                 (618,564)                (14,945)
                                                       -----------                  --------                 -------
Net increase (decrease)                                  5,939,494                 1,760,159                  67,852
                                                         ---------                 ---------                  ------

                                                                          Year ended Nov. 30, 1998
                                                          Class A                    Class B                  Class Y
Sold                                                    31,574,234                 3,044,961                  14,841
Issued for reinvested distributions                     10,847,994                   509,025                   4,572
Redeemed                                               (32,844,306)                 (645,024)                (17,837)
                                                       -----------                  --------                 -------
Net increase (decrease)                                  9,577,922                 2,908,962                   1,576
                                                         ---------                 ---------                   -----


6. STOCK INDEX FUTURES CONTRACTS
As of May 31, 1999, investments in securities included securities valued at $17,738,563 that were pledged as collateral to cover initial margin deposits on 194 open purchase contracts. The market value of the open purchase contracts as of May 31, 1999 was $38,460,500 with a net unrealized gain of $2,647,986. See "Summary of significant accounting policies."


7. BANK BORROWINGS
The Fund has a revolving credit agreement with U.S. Bank, N.A., whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must have asset coverage for borrowings not to exceed the aggregate of 333% of advances equal to or less than five business days plus 367% of advances over five business days. The agreement, which enables the Fund to participate with other American Express funds, permits borrowings up to $200 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to the Federal Funds Rate plus 0.30% or the Eurodollar Rate (Reserve Adjusted) plus 0.20%. Borrowings are payable up to 90 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.05% per annum. The Fund had no borrowings outstanding during the six months ended May 31, 1999.

8. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.


Fiscal period ended Nov. 30,

Per share income and capital changesa

                                                                                Class A
                                                       1999d        1998          1997            1996          1995

Net asset value, beginning of period                 $14.59       $15.76        $14.71          $12.35        $10.31

Income from investment operations:

Net investment income (loss)                           (.01)         .03           .05             .07           .10

Net gains (losses) (both realized and unrealized)      2.12         1.29          2.93            3.30          2.55

Total from investment operations                       2.11         1.32          2.98            3.37          2.65

Less distributions:

Dividends from net investment income                   (.01)        (.03)         (.06)           (.06)         (.12)

Distributions from realized gains                     (1.51)       (2.46)        (1.87)           (.95)         (.49)

Total distributions                                   (1.52)       (2.49)        (1.93)          (1.01)         (.61)

Net asset value, end of period                       $15.18       $14.59        $15.76          $14.71        $12.35

Ratios/supplemental data

Net assets, end of period (in millions)              $1,176       $1,044          $976            $832          $674

Ratio of expenses to average daily net assetsb         .86%e        .82%          .83%            .87%          .84%

Ratio of net investment income (loss)
to average daily net assets                           (.16%)e       .24%          .39%            .53%          .94%

Portfolio turnover rate
(excluding short-term securities)                       48%          80%           63%             64%           62%

Total returnc                                        15.59%        9.96%        23.56%          29.62%        27.12%

a For a share outstanding throughout the period. Rounded to the nearest cent.
b Effective fiscal year 1996, expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
c Total return does not reflect payment of a sales charge.
d Six months ended May 31, 1999 (Unaudited).
e Adjusted to an annual basis.


Fiscal period ended Nov. 30,
Per share income and capital changesa

                                                  Class B                                        Class Y

                                   1999d   1998    1997    1996    1995b           1999d   1998    1997    1996    1995b

Net asset value,
beginning of period              $14.34  $15.60  $14.63  $12.31  $10.37          $14.60  $15.77  $14.72  $12.35  $10.37

Income from investment operations:
Net investment income (loss)       (.06)   (.01)   (.01)   (.03)    .05              --     .04     .06     .10     .08

Net gains (losses) (both
realized and unrealized)           2.07    1.21    2.85    3.30    1.95            2.12    1.29    2.93    3.30    2.00

Total from investment
operations                         2.01    1.20    2.84    3.27    2.00            2.12    1.33    2.99    3.40    2.08

Less distributions:

Dividends from net
investment income                    --      --      --      --    (.06)           (.01)   (.04)   (.07)   (.08)   (.10)

Distributions from
realized gains                    (1.51)  (2.46)  (1.87)   (.95)     --           (1.51)  (2.46)  (1.87)   (.95)     --

Total distributions               (1.51)  (2.46)  (1.87)   (.95)   (.06)          (1.52)  (2.50)  (1.94)  (1.03)   (.10)

Net asset value,
end of period                    $14.84  $14.34  $15.60  $14.63  $12.31          $15.20  $14.60  $15.77  $14.72  $12.35

Ratios/supplemental data
Net assets, end of
period (in millions)               $109     $80     $41     $18      $3              $1     $--     $--      $3      $3

Ratio of expenses to
average daily net assetsc         1.64%f  1.58%   1.59%   1.63%   1.68%f           .82%f   .75%    .70%    .70%    .70%f

Ratio of net investment
income (loss) to average
daily net assets                  (.94%)f (.52%)  (.35%)  (.21%)   .08%f          (.18%)f  .31%    .54%    .69%   1.08%f

Portfolio turnover
rate (excluding
short-term securities)              48%     80%     63%     64%     62%             48%     80%     63%     64%     62%

Total returne                    15.15%   9.12%  22.62%  28.64%  19.36%          15.63%  10.03%  23.68%  29.84%  20.13%


a For a share outstanding  throughout the period. Rounded to the nearest cent.
b Inception date was March 20, 1995.
c Effective fiscal year 1996, expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
d Six months  ended May 31, 1999  (Unaudited).
e Total  return does not reflect payment of a sales charge.
f Adjusted to an annual basis.


Investments in Securities

AXP Equity Select Fund, Inc.
May 31, 1999 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (95.0%)
Issuer                                                                              Shares                    Value(a)

Automotive & related (2.5%)
American Axle & Mfg Holdings                                                       427,700(b)                $6,495,694
Tower Automotive                                                                 1,109,000(b)                25,368,375
Total                                                                                                        31,864,069

Banks and savings & loans (3.7%)
First Tennessee Natl                                                               170,000                    7,001,875
Mercantile Bancorp                                                                 190,000(f)                11,103,125
Washington Mutual                                                                  412,500                   15,752,344
Zions Bancorp                                                                      208,000                   13,260,000
Total                                                                                                        47,117,344

Building materials & construction (2.6%)
Louisiana-Pacific                                                                  150,000                    3,037,500
Martin Marietta Materials                                                          509,900                   30,912,688
Total                                                                                                        33,950,188

Chemicals (1.6%)
Waste Management                                                                   385,000(b)                20,356,875

Commercial finance (1.2%)
Finova Group                                                                       328,305                   15,697,083

Communications equipment & services (--%)
Time Warner Telecom Cl A                                                            21,900(b)                   561,188

Computers & office equipment (13.9%)
Adaptec                                                                            310,000(b)                 9,571,250
America Online                                                                     406,000                   48,466,249
Brocade Communications Systems                                                       4,900(b)                   316,050
Cisco Systems                                                                      235,000(b)                25,585,624
Extreme Networks                                                                    15,500(b)                   660,688
Fiserv                                                                             410,550(b)                15,395,625
iVillage                                                                            10,100(b)                   483,538
Lexmark Intl Group Cl A                                                            105,000(b)                14,293,125
Microsoft                                                                          162,600(b)                13,119,788
Solectron                                                                          433,000(b)                23,706,750
SunGard Data Systems                                                               484,800(b)                16,968,000
TheStreet.com                                                                       24,600(b,d)                 879,450
Yahoo!                                                                              62,000(b)                 9,176,000
Total                                                                                                       178,622,137

Electronics (5.0%)
Intel                                                                              220,000                   11,893,750
LSI Logic                                                                          540,000(b)                20,013,750
Maxim Integrated Products                                                          340,000(b)                18,168,750
Molex                                                                              240,000                    7,350,000
Uniphase                                                                            50,000(b)                 6,700,000
Total                                                                                                        64,126,250

Financial services (3.4%)
Associates First Capital Cl A                                                      415,000                   17,014,999
Goldman Sachs Group                                                                 21,400(b)                 1,453,863
MarketWatch.com                                                                      5,100(b)                   264,563
MBNA                                                                               520,000                   14,365,000
Morgan Stanley, Dean Witter, Discover & Co                                         107,000(f)                10,325,500
Total                                                                                                        43,423,925

Food (2.0%)
Flowers Inds                                                                       700,000                   15,575,000
U.S. Foodservice                                                                   242,100(b)                10,773,450
Total                                                                                                        26,348,450

Furniture & appliances (1.5%)
Ethan Allen Interiors                                                              622,500                   19,842,188

Health care (11.3%)
Bausch & Lomb                                                                      150,000                   11,456,250
Biomet                                                                             400,000                   15,975,000
Boston Scientific                                                                  270,000(b)                10,243,125
Guidant                                                                            125,000                    6,250,000
Immunex                                                                            435,000(b)                57,039,374
MedImmune                                                                          210,000(b)                13,361,250
Medtronic                                                                          241,686                   17,159,706
Sybron Intl                                                                        536,400(b)                13,477,050
Total                                                                                                       144,961,755

Health care services (1.8%)
Sunrise Assisted Living                                                            623,000(b,d)              23,051,000

Household products (2.6%)
Estee Lauder Cl A                                                                  294,500                   26,873,125
Newell Rubbermaid                                                                  170,000                    6,885,000
Total                                                                                                        33,758,125

Industrial equipment & services (2.2%)
Illinois Tool Works                                                                290,000                   22,257,500
Parker-Hannifin                                                                    135,000                    5,897,813
Total                                                                                                        28,155,313

Insurance (0.7%)
AFLAC                                                                              183,000                    9,333,000

Media (11.0%)
Adelphia Communications Cl A                                                       160,000(b,d)              12,080,000
Chancellor Media                                                                   145,000(b)                 7,367,813
Comcast Cl A                                                                        60,000                    2,163,750
Comcast Special Cl A                                                               700,000                   26,949,999
Infinity Broadcasting Cl A                                                         790,630(b,d)              20,210,479
Lamar Advertising                                                                  650,000(b)                22,181,249
MediaOne Group                                                                     170,600(b)                12,603,075
Univision Communications Cl A                                                      349,100(b)                20,705,994
Value America                                                                       87,600(b)                 1,631,550
Young & Rubicam                                                                    389,200                   14,886,900
Ziff-Davis - ZDNet                                                                  25,700(b)                   536,488
Total                                                                                                       141,317,297

Miscellaneous (--%)
Inet Technologies                                                                    1,600(b)                   $27,300

Multi-industry conglomerates (11.0%)
Danaher                                                                            412,000                   24,900,250
Mettler-Toledo Intl                                                                962,000(b)                23,809,500
Provant                                                                            290,000(b)                 4,531,250
Tyco Intl                                                                        1,004,100(c)                87,733,237
Total                                                                                                       140,974,237

Restaurants & lodging (3.1%)
Starbucks                                                                          704,600(b)                26,202,313
Wendy's Intl                                                                       505,000                   13,761,250
Total                                                                                                        39,963,563

Retail (10.9%)
Bed Bath & Beyond                                                                  400,000(b)                13,675,000
Costco Companies                                                                   295,000(b)                21,387,499
CVS                                                                                187,600                    8,629,600
eToys                                                                               19,000(b,d)               1,153,063
Family Dollar Stores                                                               850,000                   18,965,625
Hollywood Entertainment                                                            370,000(b)                 9,527,500
Kohl's                                                                             240,000(b)                16,365,000
Linens 'N Things                                                                   265,000(b)                10,566,875
Safeway                                                                            310,000(b)                14,415,000
Tiffany & Co                                                                       188,400                   15,613,650
Whole Foods Market                                                                 230,000(b)                 9,545,000
Total                                                                                                       139,843,812

Transportation (0.9%)
Werner Enterprises                                                                 605,000                   11,684,063

Utilities -- telephone (2.1%)
Allegiance Telecom                                                                 211,900(b)                 7,840,300
MCI WorldCom                                                                       220,000(b)                19,002,500
Total                                                                                                        26,842,800

Total common stocks
(Cost: $820,211,800)                                                                                     $1,221,821,962



Short-term securities (8.8%)
Issuer                                                     Annualized               Amount                    Value(a)
                                                          yield on date           payable at
                                                           of purchase             maturity

U.S. government agencies (7.0%)
Federal Home Loan Bank Disc Nts
    06-30-99                                                     4.72%           $18,600,000                $18,516,454
    07-02-99                                                     4.74              6,800,000                  6,768,795
    07-16-99                                                     4.79             14,300,000                 14,207,352
Federal Home Loan Mtge Corp Disc Nts
    06-15-99                                                     4.72             15,700,000                 15,663,026
    06-16-99                                                     4.73                900,000                    897,677
    07-12-99                                                     4.75             13,500,000                 13,420,315
    07-22-99                                                     4.84             12,200,000                 12,110,533
Federal Natl Mtge Assn Disc Nts
    06-03-99                                                     4.75              8,500,000                  8,493,270
Total                                                                                                        90,077,422

Commercial paper (1.3%)
Ciesco LP
    07-07-99                                                     4.87              1,300,000                  1,293,009
Delaware Funding
    07-07-99                                                     4.84              5,900,000(e)               5,868,468
Fleet Funding
    06-03-99                                                     4.80              4,200,000(e)               4,196,640
General Electric Capital
    06-01-99                                                     4.93              3,000,000                  2,998,357
Sheffield Receivables
    06-14-99                                                     4.84              1,800,000(e)               1,795,894
Total                                                                                                        16,152,368

Letter of credit (0.5%)
Bank of America-
AES Hawaii
    06-24-99                                                     4.82              7,100,000                  7,074,440

Total short-term securities
(Cost: $113,322,749)                                                                                       $113,304,230

Total investments in securities
(Cost: $933,534,549)(g)                                                                                  $1,335,126,192
                                                                                                         ==============



Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of May 31, 1999, the value of foreign securities represented 6.82% of net assets.

(d) Security is partially or fully on loan. See Note 4 to the financial statements.

(e) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(f) Partially pledged as initial margin deposit on the following open stock index futures purchase contracts (see Note 6 to the financial statements):

Type of security                                                      Contracts
S&P Midcap 400 Index, June 1999                                            194

(g) At May 31, 1999, the cost of securities for federal income tax purposes was approximately $933,535,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                          $415,491,000
Unrealized depreciation                                           (13,900,000)
                                                                  -----------
Net unrealized appreciation                                      $401,591,000

Quick telephone  reference

AMERICAN EXPRESS FINANCIAL ADVISORS TELEPHONE TRANSACTION SERVICE
Sales  and  exchanges,   dividend  payments  or reinvestments and automatic
payment arrangements:       800-437-3133

AMERICAN EXPRESS CLIENT SERVICE CORPORATION
Fund performance, fund prices, account values, recent account transactions
and account inquiries:      800-862-7919

TTY SERVICE
For the hearing impaired:   800-846-4852

TICKER SYMBOL
Class A: INVPX          Class B: IDQBX          Class Y: IESYX



S-6435 N (7/99)
                                   BULK RATE
                                  U.S. POSTAGE
                                     PAID
                                  PERMIT NO. 85
                                   SPENCER, IA

AXP Equity Select Fund
IDS Tower 10
Minneapolis, MN 55440-0010


AMERICAN EXPRESS Financial Advisors